EXHIBIT 99.10



                           PRECISION AUTO CARE, INC.
               SELLING SHAREHOLDER EXERCISE NOTICE/QUESTIONNAIRE



     Each person who is entitled to receive 3,000 or more shares of Precision Auto Care, Inc. (the "Company") stock ("Company Shares") pursuant to that certain Plan of Reorganization and Agreement for Share Exchange Offers dated as of August 27, 1997 (the "Combination Agreement"), Joint Proxy Statement/Prospectus dated October 21, 1997, and the Letters of Transmittal, if applicable (hereinafter, the "Combination") is eligible to include as a selling shareholder a portion of his, her or its Company Shares in the Company's Initial Public Offering pursuant to a Registration Statement on Form S-1 (File No. 33-34439). IN ORDER TO EXERCISE YOUR RIGHTS TO INCLUDE A PORTION OF THE COMPANY SHARES IN THE COMPANY'S INITIAL PUBLIC OFFERING, YOU MUST PROPERLY COMPLETE THIS SELLING SHAREHOLDER EXERCISE NOTICE/QUESTIONNAIRE AND THE FORM OF CUSTODY AGREEMENT AND POWER OF ATTORNEY OF SELLING STOCKHOLDER INCLUDED HEREWITH AND MAKE ARRANGEMENTS TO HAVE THESE MATERIALS DELIVERED TO THE COMPANY NO LATER THAN THE CLOSE OF BUSINESS ON OCTOBER 31, 1997.


     The information you supply in response to this Notice will be used to assure that certain data to be included in the Registration Statement will be correct. Please exercise great care in completing this Notice. Persons who elect to include Company Shares in the Initial Public Offering may be deemed to be "underwriters" within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). If the Registration Statement, or any part thereof, when such part became effective, contained an untrue statement of a material fact or omitted to state a fact required to be stated therein or necessary to make the statements therein not misleading, a person participating in the Initial Public Offering may be held liable by any person acquiring shares of Common Stock sold in the Initial Public Offering unless such person participating in the Initial Public Offering sustains the burden of proof that before the effective date of the Registration Statement, such person had, after reasonable investigation, reasonable grounds to believe and did believe, at the time such part of the Registration Statement became effective, that the statements therein were true and that there was no omission of a material fact required to be stated therein or necessary to make the statements therein not misleading. SELLING SHAREHOLDERS MAY WISH TO CONSULT WITH THEIR LEGAL ADVISORS PRIOR TO COMPLETING THIS NOTICE AND INCLUDING THEIR SHARES IN THE INITIAL PUBLIC OFFERING. If the Registration Statement is defective, your best defense is that you exercised due diligence as to the accuracy of the registration statement.

     The undersigned elects to include that portion of the Company Shares as set forth in BOX 1 below in the Initial Public Offering of the Company, subject to all of the terms and conditions set forth in the Combination Agreement.

     IN ORDER TO PROPERLY EXERCISE YOUR RIGHT TO INCLUDE SHARES IN THE INITIAL PUBLIC OFFERING, YOU MUST INCLUDE THE STOCK CERTIFICATES REPRESENTING SHARES OF THE OUTSTANDING CAPITAL STOCK OF YOUR CONSTITUENT COMPANY IF YOU ARE A WE JAC CORPORATION, MIRACLE INDUSTRIES, INC., LUBE VENTURES, INC., ROCKY MOUNTAIN VENTURES, INC., ROCKY MOUNTAIN VENTURES II, INC. OR MIRACLE PARTNERS, INC. STOCKHOLDER.

     The undersigned acknowledges that the number of Company Shares set forth in BOX 1 shall be included as part of the Registration Statement, subject, however, to adjustment due to applicable withdrawal, reduction or elimination in the manner contemplated by the Combination Agreement. The undersigned agrees to be included as a selling shareholder in the Form
S-1, represents and warrants that the information in BOX 1 is true and accurate and consents to the use of such information in the Form S-1 by the Company in describing the undersigned as a selling shareholder.

     The undersigned hereby represents and warrants that (i) the Company Shares (other than the shares being sold pursuant to the Form S-1) to be acquired by the undersigned and any Beneficial Owner(s) in connection with the Combination are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s), (ii) except for the sale of the shares being sold pursuant to the Form S-1, the undersigned and each Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the Company Shares, and (iii) the undersigned and each Beneficial Owner acknowledge and agree that any person participating in the Combination for the purpose of distributing any Company Shares must comply with the registration and prospectus delivery requirements of the Securities Act (together with the rules and regulations promulgated thereunder) in connection with a secondary resale transaction of the Company Shares acquired by such person.

     The undersigned and each Beneficial Owner understand that any secondary resale transaction described in clause (iii) above should be covered by an effective registration statement containing the selling security holder information required by Item 507 of the Regulation S-K of the Commission. The undersigned hereby represents and warrants that neither it nor any Beneficial Owner(s) is an "affiliate," as defined under Rule 405 of the Securities Act, of the Company, except as otherwise disclosed to the Company in writing.

     SHOULD YOU HAVE ANY QUESTIONS CONCERNING THE MANNER IN WHICH THIS SELLING SHAREHOLDER EXERCISE NOTICE/QUESTIONNAIRE AND THE RELATED CUSTODY AGREEMENT AND POWER OF ATTORNEY OF SELLING SHAREHOLDER ARE TO BE COMPLETED OR DELIVERED TO THE COMPANY, PLEASE CALL ARNOLD JANOFSKY, SENIOR VICE PRESIDENT AND GENERAL COUNSEL. MR. JANOFSKY MAY BE REACHED AT (703) 777-9095.

                                                            BOX 1

     ELECTION BY THE UNDERSIGNED TO SELL COMPANY SHARES AS A SELLING SHAREHOLDER PURSUANT TO FORM S-1**
     Name of Selling Shareholder:

     Please state the number of Company Shares elected to be offered and included in Form S-1 by the Selling Shareholder and, if such shares are not to be owned of record by the undersigned, the name of the Registered owner:
     shares of Common Stock of the Company -- PLEASE NOTE: THE NUMBER OF SHARES MUST BE ROUNDED TO THE NEAREST ONE HUNDRED
     SHARES.
     Registered owner:

     By making this election, the undersigned represents and affirms that the information provided by the undersigned to the
     Company herewith or previously pursuant to the form of the "Selling Shareholder Questionnaire" set forth as Exhibit B herewith was and continues to be true, complete and correct. The undersigned agrees to promptly notify the Company if any event occurs prior to the termination of the distribution of Securities pursuant to the Initial Public Offering that would cause the information provided to no longer be true, complete and correct.

**Only those receiving 3,000 or more Company Shares in exchange for their Tendered Interests are eligible to elect to sell
Company Shares pursuant to Form S-1.

                                                                       EXHIBIT B

                       SELLING SHAREHOLDER QUESTIONNAIRE

Name of Stockholder: __________________________________________________________

     For purposes of completing this questionnaire, the term "Constituent Company" means any of the following business entities: WE JAC Corporation, Miracle Industries, Inc., Lube Ventures, Inc., Rocky Mountain Ventures, Inc., Rocky Mountain Ventures II, Inc., Miracle Partners, Inc., Prema Properties, Ltd., Ralston Car Wash, Ltd., and KBG, LLC.

     A. Please identify below the shares of common stock or other equity securities that you own or beneficially own in any of the Constituent Companies. Please indicate whether you have sole voting and investment power with respect to the shares you list below or whether you share voting or investment power with any other person.

                Number of
  Name of        Shares of                                    Shared or Sole
Constituent  Stock/Membership  Registration                Voting or Investment
 Company       Interests          Name       Relationship          Power
----------   ----------------  ------------  ------------  --------------------


  Number of Options or
Stock Appreciation Rights         Registration Name            Relationship
-------------------------         -----------------            ------------


   For purposes of this questionnaire, securities you beneficially own include:

     (1) securities as to which you, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, have or share:
(i) the power to vote or to direct the voting of such security and/or (ii) investment power, including the power to dispose of, or to direct the disposition of, such security;

     (2) securities as to which you have the right to acquire beneficial ownership within 60 days, including but not limited to rights to acquire securities (i) through the exercise of any option, warrant or right; (ii) through the conversion of a security; (iii) pursuant to the power to revoke a trust, discretionary account or similar arrangement or (iv) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, however, that if you have acquired a security or power with the purpose or effect of changing or influencing the control of Precision Auto Care Inc. or a Constituent Company, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition you shall be deemed to be the beneficial owner of the securities that may be acquired through the exercise or conversion of such security or power;

     (3) securities that are the subject of any trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device that you have created, or used with the purpose or effect of divesting yourself of beneficial ownership or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of the Securities and Exchange Commission; and

     (4) securities held in the name of your spouse, minor child, any other relative who is a member of your household, or by any other person if you can vest or revest title to securities owned by that other person in yourself at once or at some future time.

   B. Describe below the nature of any position, office, or other relationship which you had since September 1, 1994, now have, or are proposed to have, with any of the Constituent Companies, or any predecessor, subsidiary, or affiliate of any of the Constituent Companies.

   ____________________________________________________________________________


   ____________________________________________________________________________


   ____________________________________________________________________________


   ____________________________________________________________________________

   C. Describe below any transaction since September 1, 1994, or any proposed transaction to which any of the Constituent Companies, any subsidiary, predecessor or affiliate of any of the Constituent Companies was, is, or is to be a party and in which

     (1) you,
     (2) any immediate family member, or
     (3) any firm, corporation, or other entity in which you or any immediate family member had, have, or will have a position or relationship had, have or will have any direct or indirect interest, including the nature and amount of such interest and the amount of such transaction.


_______________________________________________________________________________


_______________________________________________________________________________


_______________________________________________________________________________


_______________________________________________________________________________

     The answers I have supplied to the questions in this questionnaire are true, complete and correct to the best of my knowledge after reasonable inquiry.

                                                      _________________________
                                                      Signature

Date: ___________________

     Please provide us with your telephone number so we may call you if we have any questions concerning the information you have provided:

                                       Home Telephone: ________________________

                                   Business Telephone: ________________________

PRECISION AUTO CARE, INC.

                                  COMMON STOCK

                               CUSTODY AGREEMENT

                                                                October __, 1997

John F. Ripley
Arnold Janofsky
Precision Auto Care, Inc.
748 Miller Drive, S.E.
Leesburg, Virginia 20175

Dear Sirs:

     Precision Auto Care, Inc., a Virginia corporation (the "Company") has filed with the Securities and Exchange Commission a Registration Statement on Form S-1 relating to a proposed public offering of up to 2,440,000 shares (the "Firm Shares") of the Company's Common Stock (the "Stock"). Subject to the effectiveness of the Registration Statement and the execution and delivery of an underwriting agreement and the satisfaction of the terms and conditions thereof, the Firm Shares are to be purchased by the several underwriters listed in Schedule A to the Underwriting Agreement (the "Underwriters") represented by A.G. Edwards & Sons, Inc. and Ferris, Baker Watts, Inc. (the "Representatives"), and will be offered to the public by the several Underwriters. Of the total offering, 2,300,000 shares are to be sold for the Company's account and 140,000 shares for the accounts of certain selling shareholders (the "Selling Shareholders"). In addition, the Company will have agreed in the final form of the underwriting agreement as it will be executed (the "Underwriting Agreement"), to provide the Underwriters with an option to purchase up to 366,000 additional shares (the "Option Shares") for the purpose of covering over-allotments. The Firm Shares and the Option Shares are herein collectively called the "Shares."

     The undersigned is the holder of certain shares of stock of a Constituent Company (as defined in the Combination Agreement) (the "Shares"). There are delivered to you herewith for the account of the undersigned certificates representing the Shares (the "Certificates") to be surrendered at the closing of the transactions contemplated by the Combination Agreement. The shares of Stock to be issued to the undersigned pursuant to the Combination Agreement are at least equal in number to the undersigned's shares of Stock set forth on the signature page hereto.

     There are delivered to you herewith (or under a separate cover) stock powers executed by the undersigned in blank, with signatures guaranteed by a national bank or trust company or by a member firm of the New York Stock Exchange, for attachment to the certificates representing shares of Stock to be sold in accordance with the terms hereof.

     Delivered also to you herewith is a signed copy of a power of attorney (the "Power of Attorney") executed by the undersigned, designating John F. Ripley and Arnold Janofsky, as attorneys-in-fact (each of them is referred to herein as the "Attorney"), and authorizing either of them to take any action authorized herein and to sell the number of shares of the Stock set forth at the conclusion of this Agreement, and for that purpose to execute and deliver the Underwriting Agreement by and among the Company, the Selling Shareholders and the Underwriters, a copy of which will be furnished to you promptly after execution.

     At the Closing Date specified in the Underwriting Agreement, you are authorized and directed to:

          (i) deliver the Certificates delivered hereunder to the Company in respect of shares of Stock to be issued in the Combination and to receive certificates representing the shares of Stock issuable upon such tender;

          (ii) cause the number of shares of Stock which are to be sold by the undersigned as indicated herein to be transferred on the books of the Company into such registrations as the Attorney shall have instructed you;

          (iii) to obtain from the Transfer Agent for the Stock, against surrender of certificates representing an equivalent number of shares of Stock, new certificates for shares of such Stock registered in such names and in such denomination as the Attorney shall have instructed;

          (iv) to deliver to the Underwriters such new certificates, representing shares equivalent to the shares of Stock being sold by the undersigned to the Underwriters for their several accounts, upon instructions of the Attorney and against payment for such shares as provided for in the Underwriting Agreement;

          (v) to execute a receipt for payment and to deliver the same to the Representatives;

          (vi) to remit to the undersigned the proceeds received by you as payment for the shares of Stock so sold by the undersigned; and

          (vii) to return to the undersigned certificates representing the number of shares (if any) of Stock (issued upon consummation of the Combination) which are in excess of the number of shares of Stock being sold by the undersigned to the Underwriters.

     In the event that the Underwriting Agreement shall not have been executed and delivered on or before November 30, 1997, or if it shall have been prevented from becoming effective, or if it shall have been terminated prior to the public offering as contemplated therein, or if the shares of Stock to be sold are not purchased and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, you are authorized and directed upon receipt of notice thereof from the Attorney to return to the undersigned the Certificates which have been deposited with you pursuant hereto together with any stock powers delivered therewith.

     The Power of Attorney and the authority thereby conferred are irrevocable (provided that the Underwriting Agreement shall have been executed and delivered by either Attorney on behalf of the undersigned on or prior to November 30,
1997) in accordance with the terms thereof, the considerations stated therein and the interests therein of the Company, the other Selling Shareholders and the Underwriters. Accordingly, upon the execution of the Underwriting Agreement this Agreement, the delivery of the Certificates, and your authority hereunder are subject to the interests of the Company, the other Selling Shareholders and the Underwriters, and the same shall be irrevocable and shall not be terminable by any act or deed of the undersigned (or by any other person, firm or corporation, including the Company, the other Selling Shareholders or the Underwriters), or by the death or incapacity of the undersigned, or by operation of law; or if this instrument is executed on behalf of a trust or other fiduciary estate, it shall not be terminated by any act or event requiring a distribution of the assets of such estate to any person, or by the occurrence of any other event or events; or if this instrument is executed on behalf of the corporation or partnership, it shall not be terminated by dissolution, winding up or other event affecting the legal life of such entity. If any such event shall occur prior to the completion of the transactions contemplated hereby, you are, nevertheless, authorized and directed to administer the Certificates hereby deposited with you in accordance with the terms and conditions hereof as if such event had not occurred.

     You shall be entitled to act and rely upon any statement, request, notice or instructions respecting this Agreement given to you by either Attorney or their substitute or substitutes.

     It is understood that you are authorized to accept this Agreement and to take any and all actions hereunder as you shall, in your discretion, deem necessary or appropriate and that you assume no responsibility or liability to the undersigned or to any person other than to administer the Certificates deposited with you pursuant to the terms of this Agreement in accordance with the provisions hereof. You shall act hereunder as a custodian only and are not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of the shares of Stock delivered to you upon the surrender of the undersigned's Certificates or for the form or execution thereof, or for the identity or authority of any person executing or depositing such shares of Stock. Except as herein expressly provided, you shall not be liable for any error of judgment or for any act done or omitted or for any mistake of fact or law except for your bad faith in the performance of your duties as custodian, and the undersigned agrees to indemnify and hold you harmless with respect to any loss, liability, cost or expense (including counsel fees) that you may suffer or incur by reason of any act or omission to act, taken or omitted in good faith, in any and all matters covered by this Agreement. The undersigned agrees that you may consult with counsel for the Company, and you shall have full and complete authorization and protection for any action taken by you hereunder in good faith and in accordance with the opinion of such counsel.

     This instrument constitutes a representation of the authority of the undersigned to execute and deliver this Agreement, the Power of Attorney and the Underwriting Agreement, a representation of the authority of the undersigned to sell the number of shares of Stock specified below and a representation by the undersigned that good title to such shares of Stock, without notice of any adverse claim, free and clear of all liens, encumbrances, equities and claims, will be transferred to the purchasers of such shares pursuant to the Underwriting Agreement.

                                         Very truly yours,

                                         _______________________________________

Number of Shares of Stock
to be sold pursuant to the               _______________________________________
Underwriting Agreement:
___________ Shares

                            ACCEPTANCE BY CUSTODIANS

     John F. Ripley and Arnold Janofsky, named as Custodians in the foregoing Custody Agreement, hereby acknowledge receipt of the Certificates hereinabove described and agrees to act in accordance with this Custody Agreement.

Dated _____________, 1997
                                                              John F. Ripley

                                                              Arnold Janofsky

                       ASSIGNMENT OF INVESTMENT SECURITY
                           (Separate from Instrument)

     FOR VALUE RECEIVED, the undersigned, __________________, does hereby sell, assign, transfer and deliver herewith ________ shares of the following described investment security, registered in the name of the undersigned on the books of the issuer thereof, unto A.G. Edwards & Sons, Inc. and Ferris, Baker Watts, Inc., as representatives of the several underwriters.

                       DESCRIPTION OF INVESTMENT SECURITY

NAME OF ISSUER: _______Precision Auto Care, Inc.________________________________

CLASS OF SECURITY: _____Common Stock____________________________________________

DATE OF ISSUE: ___________________ CERTIFICATE OR BOND NO. _____________________

NUMBER OF UNITS OR FACE AMOUNT (EXPRESSED
AS WORD AND NUMBER) ____________________________________________________________

     The undersigned does hereby irrevocably constitute and appoint John F. Ripley and Arnold Janofsky, attorney-in-fact to transfer the above described investment security, with full power of substitution and transfer, and the undersigned does hereby direct the Trustee, Registrar, or Transfer Agent thereof to cancel and release registration in the name of the undersigned.

                                         Date________________________, 19_______

Witness:                                                      Signature:
                                                              (Signature must correspond with name as registered and written on the above investment security.)

                                         SIGNATURE GUARANTEED

                                         _______________________________________
                                                 Bank or Brokerage Name

                                         By: ___________________________________
                                                  Authorized Signature

                           PRECISION AUTO CARE, INC.

                                  COMMON STOCK

                               CUSTODY AGREEMENT

                                                                October __, 1997

John F. Ripley
Arnold Janofsky
Precision Auto Care, Inc.
748 Miller Drive, S.E.
Leesburg, Virginia 20175

Dear Sirs:

     Precision Auto Care, Inc., a Virginia corporation (the "Company") has filed with the Securities and Exchange Commission a Registration Statement on Form S-1 relating to a proposed public offering of up to 2,440,000 shares (the "Firm Shares") of the Company's Common Stock (the "Stock"). Subject to the effectiveness of the Registration Statement and the execution and delivery of an underwriting agreement and the satisfaction of the terms and conditions thereof, the Firm Shares are to be purchased by the several underwriters listed in Schedule A to the Underwriting Agreement (the "Underwriters") represented by A.G. Edwards & Sons, Inc. and Ferris, Baker Watts, Inc. (the "Representatives"), and will be offered to the public by the several Underwriters. Of the total offering, 2,300,000 shares are to be sold for the Company's account and 140,000 shares for the accounts of certain selling shareholders (the "Selling Shareholders"). In addition, the Company will have agreed in the final form of the underwriting agreement as it will be executed (the "Underwriting Agreement"), to provide the Underwriters with an option to purchase up to 366,000 additional shares (the "Option Shares") for the purpose of covering over-allotments. The Firm Shares and the Option Shares are herein collectively called the "Shares."

     The undersigned is the holder of certain membership interests or shares of stock more particularly described in the Letter of Transmittal delivered to you herewith (the "Tendered Interests"). There are delivered to you herewith for the account of the undersigned, Letter of Transmittal of the undersigned's tender of the Tendered Interests, such tender being conditioned upon and occurring simultaneously with the closing of the transactions contemplated by the Combination Agreement (as defined in the Letter of Transmittal). The shares of Stock to be issued to the undersigned pursuant to the Combination Agreement as described in the Letter of Transmittal are at least equal in number to the undersigned's shares of Stock set forth on the signature page hereto.

     There are delivered to you herewith (or under a separate cover) stock powers executed by the undersigned in blank, with signatures guaranteed by a national bank or trust company or by a member firm of the New York Stock Exchange, for attachment to the certificates representing shares of Stock to be sold in accordance with the terms hereof.

     Delivered also to you herewith is a signed copy of a power of attorney (the "Power of Attorney") executed by the undersigned, designating John F. Ripley and Arnold Janofsky, as attorneys-in-fact (each of them is referred to herein as the "Attorney"), and authorizing either of them to take any action authorized herein and to sell the number of shares of the Stock set forth at the conclusion of this Agreement, and for that purpose to execute and deliver the Underwriting Agreement by and among the Company, the Selling Shareholders and the Underwriters, a copy of which will be furnished to you promptly after execution.

     At the Closing Date specified in the Underwriting Agreement, you are authorized and directed to:

          (i) deliver the Letter of Transmittal and the Tendered Interests delivered hereunder to the Company for the purpose of effecting the tender by the undersigned of the Tendered Interests described in the Letter of Transmittal and the purchase of Stock issuable upon such tender and to receive certificates representing the shares of Stock issuable upon such tender;

          (ii) cause the number of shares of Stock which are to be sold by the undersigned as indicated herein to be transferred on the books of the Company into such registrations as the Attorney shall have instructed you;

          (iii) to obtain from the Transfer Agent for the Stock, against surrender of certificates representing an equivalent number of shares of Stock, new certificates for shares of such Stock registered in such names and in such denomination as the Attorney shall have instructed;

          (iv) to deliver to the Underwriters such new certificates, representing shares equivalent to the shares of Stock being sold by the undersigned to the Underwriters for their several accounts, upon instructions of the Attorney and against payment for such shares as provided for in the Underwriting Agreement;

          (v) to execute a receipt for payment and to deliver the same to the Representatives;

          (vi) to remit to the undersigned the proceeds received by you as payment for the shares of Stock so sold by the undersigned; and

          (vii) to return to the undersigned certificates representing the number of shares (if any) of Stock (issued upon tender of the Tendered Interests described in the Letter of Transmittal) which are in excess of the number of shares of Stock being sold by the undersigned to the Underwriters.

     In the event that the Underwriting Agreement shall not have been executed and delivered on or before November 30, 1997, or if it shall have been prevented from becoming effective, or if it shall have been terminated prior to the public offering as contemplated therein, or if the shares of Stock to be sold are not purchased and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, you are authorized and directed upon receipt of notice thereof from the Attorney to return to the undersigned the Letter of Transmittal which has been deposited with you pursuant hereto together with any stock powers delivered therewith.

     The Power of Attorney and the authority thereby conferred are irrevocable (provided that the Underwriting Agreement shall have been executed and delivered by either Attorney on behalf of the undersigned on or prior to November 30,
1997) in accordance with the terms thereof, the considerations stated therein and the interests therein of the Company, the other Selling Shareholders and the Underwriters. Accordingly, upon the execution of the Underwriting Agreement this Agreement, the delivery of the Letter of Transmittal and the tender of Tendered Interests set forth therein, and your authority hereunder are subject to the interests of the Company, the other Selling Shareholders and the Underwriters, and the same shall be irrevocable and shall not be terminable by any act or deed of the undersigned (or by any other person, firm or corporation, including the Company, the other Selling Shareholders or the Underwriters), or by the death or incapacity of the undersigned, or by operation of law; or if this instrument is executed on behalf of a trust or other fiduciary estate, it shall not be terminated by any act or event requiring a distribution of the assets of such estate to any person, or by the occurrence of any other event or events; or if this instrument is executed on behalf of the corporation or partnership, it shall not be terminated by dissolution, winding up or other event affecting the legal life of such entity. If any such event shall occur prior to the completion of the transactions contemplated hereby, you are, nevertheless, authorized and directed to administer the Letter of Transmittal and Tendered Interests hereby deposited with you in accordance with the terms and conditions hereof as if such event had not occurred.

     You shall be entitled to act and rely upon any statement, request, notice or instructions respecting this Agreement given to you by either Attorney or their substitute or substitutes.

     It is understood that you are authorized to accept this Agreement and to take any and all actions hereunder as you shall, in your discretion, deem necessary or appropriate and that you assume no responsibility or liability to the undersigned or to any person other than to administer the Letter of Transmittal and Tendered Interests deposited with you pursuant to the terms of this Agreement in accordance with the provisions hereof. You shall act hereunder as a custodian only and are not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of the shares of Stock delivered to you upon the tender of the undersigned's Tendered Interests or for the form or execution thereof, or for the identity or authority of any person executing or depositing such shares of Stock. Except as herein expressly provided, you shall not be liable for any error of judgment or for any act done or omitted or for any mistake of fact or law except for your bad faith in the performance of your duties as custodian, and the undersigned agrees to indemnify and hold you harmless with respect to any loss, liability, cost or expense (including counsel fees) that you may suffer or incur by reason of any act or omission to act, taken or omitted in good faith, in any and all matters covered by this Agreement. The undersigned agrees that you may consult with counsel for the Company, and you shall have full and complete authorization and protection for any action taken by you hereunder in good faith and in accordance with the opinion of such counsel.

     This instrument constitutes a representation of the authority of the undersigned to execute and deliver this Agreement, the Power of Attorney and the Underwriting Agreement, a representation of the authority of the undersigned to sell the number of shares of Stock specified below and a representation by the undersigned that good title to such shares of Stock, without notice of any adverse claim, free and clear of all liens, encumbrances, equities and claims, will be transferred to the purchasers of such shares pursuant to the Underwriting Agreement.

                                         Very truly yours,

                                         _______________________________________

Number of Shares of Stock
to be sold pursuant to the               _______________________________________
Underwriting Agreement:
___________ Shares

                            ACCEPTANCE BY CUSTODIANS

     John F. Ripley and Arnold Janofsky, named as Custodians in the foregoing Custody Agreement, hereby acknowledge receipt of the Letter of Transmittal and Tendered Interests in the form hereinabove described and agrees to act in accordance with this Custody Agreement.

Dated _____________, 1997
                                                              John F. Ripley

                                                              Arnold Janofsky

                       ASSIGNMENT OF INVESTMENT SECURITY
                           (Separate from Instrument)

     FOR VALUE RECEIVED, the undersigned, __________________, does hereby sell, assign, transfer and deliver herewith ________ shares of the following described investment security, registered in the name of the undersigned on the books of the issuer thereof, unto A.G. Edwards & Sons, Inc. and Ferris, Baker Watts, Inc., as representatives of the several underwriters.

                       DESCRIPTION OF INVESTMENT SECURITY

NAME OF ISSUER: _______Precision Auto Care, Inc.________________________________

CLASS OF SECURITY: _____Common Stock____________________________________________

DATE OF ISSUE: ___________________ CERTIFICATE OR BOND NO. _____________________

NUMBER OF UNITS OR FACE AMOUNT (EXPRESSED
AS WORD AND NUMBER) ____________________________________________________________

     The undersigned does hereby irrevocably constitute and appoint John F. Ripley and Arnold Janofsky, attorney-in-fact to transfer the above described investment security, with full power of substitution and transfer, and the undersigned does hereby direct the Trustee, Registrar, or Transfer Agent thereof to cancel and release registration in the name of the undersigned.

                                         Date________________________, 19_______

Witness:                                                      Signature:
                                                              (Signature must correspond with name as registered and written on the above investment security.)

                                         SIGNATURE GUARANTEED

                                         _______________________________________
                                                 Bank or Brokerage Name

                                         By: ___________________________________
                                                  Authorized Signature

                           PRECISION AUTO CARE, INC.

                                  COMMON STOCK

                    POWER OF ATTORNEY OF SELLING SHAREHOLDER

                                                            ______________, 1997

John F. Ripley
Arnold Janofsky
Precision Auto Care, Inc.
748 Miller Drive, S.E.
Leesburg, Virginia 20175

Gentlemen:

     Precision Auto Care, Inc., a Virginia corporation (the "Company"), has filed a Registration Statement on Form S-1 with the Securities and Exchange Commission relating to a public offering of up to 2,440,000 shares (the "Firm Shares") of the Company's Common Stock (the "Stock"). Subject to the effectiveness of the Registration Statement, the execution and delivery of an underwriting agreement and the satisfaction of the terms and conditions thereof, the Firm Shares are to be purchased by the several underwriters listed on Schedule A to the Underwriting Agreement (the "Underwriters") represented by A.G. Edwards & Sons, Inc. and Ferris, Baker Watts, Inc. (the "Representatives"), and will be offered to the public by the several Underwriters. Of the total offering, 2,300,000 shares are to be sold for the Company's account and an aggregate of 140,000 shares will be sold for the accounts of certain selling shareholders (the "Selling Shareholders"), including the undersigned as to the number of shares of the Stock set forth at the conclusion of this Power of Attorney. In addition, the Company will have agreed in the final form of the underwriting agreement as it will be executed (the "Underwriting Agreement"), to provide the Underwriters with an option to purchase an aggregate of 366,000 additional shares (the "Option Shares") for the purpose of covering over-allotments. The Firm Shares and the Option Shares are herein collectively called the "Shares."

     Concurrently with the execution and delivery of this Power of Attorney, the undersigned is also executing and delivering a Custody Agreement pursuant to which the Certificates as more fully described in the Custody Agreement have been deposited with John F. Ripley and Arnold Janofsky as custodians (the "Custodians"), which Certificates, when exchanged for shares of Stock pursuant to the Combination Agreement will represent shares of Stock at least equal in amount to the number of shares of Stock set forth at the conclusion of this Power of Attorney.

     In consideration of the undertakings of the Company with respect to the preparation and filing of the Registration Statement, the completion of the registration of the Shares under the Securities Act of 1933, the execution and delivery of the Underwriting Agreement, the execution and delivery by the other Selling Shareholders of a counterpart of this Power of Attorney, the interest of the Underwriters in this transaction prior to the execution and delivery of the Underwriting Agreement and the rights and obligations of the Underwriters under the Underwriting Agreement after execution and delivery, other good and valuable consideration, and the interests of the Company, the Selling Shareholders and the Underwriters in the matters referred to above, the undersigned hereby executes and delivers this Power of Attorney to the addressees hereof, intending to be legally bound, for the following uses and purposes:

     1. The undersigned hereby constitutes and appoints with full power of substitution, John F. Ripley and Arnold Janofsky, the true and lawful attorneys-in-fact (the "Attorneys") of the undersigned, with full power and authority in the name of and for and on behalf of the undersigned:

          (a) To sell to the Underwriters the number of shares of Stock as designated at the conclusion of this Power of Attorney, at and for a purchase price per share as the Attorneys in their sole discretion shall determine in negotiation with the Underwriters;

          (b) To execute and deliver prior to November 30, 1997, for the purpose of effecting such sale to the Underwriters, the Underwriting Agreement, which agreement contains, among other things, representations and warranties by the Company and the undersigned, substantially in the form of the Underwriting Agreement attached hereto with such changes therein or such other terms and conditions as the Attorneys, in their sole discretion, shall determine;

          (c) To endorse, transfer and deliver certificates for the number of shares of Stock as designated at the conclusion of this Power of Attorney to or on the order of the Underwriters or to their nominee or nominees, pursuant to the Underwriting Agreement;

          (d) To issue such directions to the Custodian as the Attorneys may in their sole discretion determine in order to:

             (i) deliver the Certificates to the Company in respect of shares of Stock to be issued in the Combination and to receive certificates representing the shares of Stock issuable upon consummation of the Combination;

             (ii) cause the number of shares of Stock which are to be sold by the undersigned as indicated to be transferred on the books of the Company;

             (iii) to obtain from the Transfer Agent for the Stock, against surrender of certificates representing an equivalent number of shares of Stock, new certificates for shares of such Stock;

             (iv) to deliver to the Underwriters such new certificates, representing shares equivalent to the shares of Stock being sold by the undersigned to the Underwriters for their several accounts, against payment for such shares as provided for in the Underwriting Agreement;

             (v) to execute a receipt for payment and to deliver the same to the Representatives;

             (vi) to remit to the undersigned the proceeds received by you as payment for the shares of Stock so sold by the undersigned;

             (vii) to return to the undersigned certificates representing the number of shares (if any) of Stock (issued upon consummation of the Combination) which are in excess of the number of shares of the Stock being sold by the undersigned to the Underwriters; and

             (viii) such other matters as may be necessary or desirable to effect the intent and purpose of the foregoing.

          (e) To retain legal counsel in connection with any and all matters referred to herein;

          (f) To take any and all steps deemed necessary or desirable in connection with the registration of the Shares under the Securities Act of 1933, as amended and under the "blue sky" laws of any jurisdiction;

          (g) To make, acknowledge, verify and file on behalf of the undersigned all applications, and such other undertakings or reports as may be required by law with state commissioners or officers administering state securities laws;

          (h) If necessary, to endorse (in blank or otherwise) on behalf of the undersigned all applications, and such other undertakings or reports as may be required by law with state commissioners or officers administering state securities laws; and

          (i) To make, execute and deliver any and all such other contracts, directions, receipts, notices, certificates and other documents (including communications to the Securities and Exchange Commission, the Company, the Custodian and the Underwriters and amendments to the Underwriting Agreement), and to take any and all such action which the Attorneys, in their sole discretion, may consider necessary or desirable to effect the intent and purpose of the foregoing as fully as could the undersigned if personally present and acting.

     2. The Attorneys appointed by the undersigned herein shall have full power and authority to make and constitute in their place and stead a substituted attorney-in-fact, and the undersigned hereby ratifies and confirms all that the aforesaid attorneys-in-fact or substitute or substitutes shall do by virtue of these presents. All actions hereunder may be taken by said Attorneys or their substitute or substitutes.

     3. This Power of Attorney and all power and authority conferred hereby shall be irrevocable and shall not be terminable by any act or deed of the undersigned (or by any other person, firm or corporation including the Company, the Selling Shareholders, the Custodian or the Underwriters), or by the death or incapacity of the undersigned, or by operation of law; or, if this instrument is executed on behalf of a trust or other fiduciary estate, it shall not be terminated by any act or event requiring a distribution of the assets of such estate to any person, or by the occurrence of any other event or events; or, if this instrument is executed on behalf of a corporation or partnership, it shall not be terminated by dissolution, winding-up or other event affecting the legal life of such entity. If any such event shall occur, prior to the completion of the transactions contemplated by the Underwriting Agreement and this Power of Attorney, the Attorneys are, nevertheless, authorized and directed to complete all of such transactions as if such event had not occurred.

     4. This Power of Attorney shall automatically terminate as soon as the shares of Stock being sold by the undersigned to the Underwriters have been delivered and paid for as provided in the Underwriting Agreement and all other actions required of the Custodian in the Custody Agreement with regard to such sale have been completed. Notwithstanding the foregoing, this Power of Attorney shall automatically terminate in the event that the Underwriting Agreement shall not have been fully executed and delivered by either Attorney on behalf of the undersigned on or prior to November 30, 1997. No such termination shall affect the authorization or validity of any lawful act done or performed by the Attorneys pursuant hereto prior to the actual receipt of such notice by the Attorneys.

     5. The undersigned hereby represents, warrants and agrees that:

          (a) The undersigned has duly executed and delivered this Power of Attorney and the Custody Agreement, and all authorizations and consents necessary for the execution and delivery thereof by the undersigned and for the execution and delivery of the Underwriting Agreement by the Attorneys on behalf of the undersigned and for the sale and delivery of the shares of Stock to be sold by the undersigned thereunder have been given;

          (b) The undersigned at the time of delivery of the Underwriting Agreement and at the Closing Date described therein will have good and valid title to the shares of Stock to be sold by the undersigned pursuant to the Underwriting Agreement, free and clear of all liens, encumbrances, equities and claims whatsoever, and the undersigned now has and will have full right, power and authority to enter into the Underwriting Agreement and to sell, assign, transfer and deliver such shares thereunder;

          (c) The undersigned has not taken and will not take, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to cause or result in, stabilization or manipulation of the price of the Stock; and

          (d) The execution and delivery of the Underwriting Agreement and the consummation of the transactions therein contemplated will not conflict with or result in a breach of any of the terms, provisions or conditions of any agreement or instrument to which the undersigned is a party or by which the undersigned may be bound.

     6. The undersigned hereby agrees to indemnify and hold harmless the Attorneys from any and all loss, damage or liability which they may sustain as a result of any action taken hereunder except for action that is taken in bad faith. It is understood that the Attorneys assume no responsibility or liability to any person other than to administer the Certificates in accordance with the provisions hereof. The Attorneys shall not be liable for any error of judgment or for any act done or omitted or for any mistake of fact or law in the exercise of this Power of Attorney except for bad faith. The undersigned agrees to indemnify the Attorneys for any loss, liability or expense incurred that arises out of or in connection with the actions of the Attorneys under this Power of Attorney, as well as the cost and expenses of defending against any claim of liability in the premises, not due to bad faith. The undersigned agrees that in connection with matters arising hereunder the Attorneys may consult with counsel of their own choice (who may be counsel for the Company) and the Attorneys shall have full and complete authorization and protection for any action taken hereunder in good faith and in accordance with the opinion of such counsel.

     7. The Attorneys shall pay on behalf of the undersigned all transfer taxes, if any, imposed on the sale, transfer and delivery to the Underwriters of the shares of Stock to be sold by the undersigned, and the undersigned will advance to the Attorneys or reimburse them in the full amount of any such taxes.

     8. The undersigned hereby acknowledges and confirms, as if set forth in full herein, the representations, warranties and obligations of the Selling Shareholders set forth in the draft of the Underwriting Agreement dated October 16, 1997, attached hereto. The undersigned further acknowledges that the representations, warranties and obligations made or undertaken by the undersigned herein are in addition to, and not in limitation of, the representations, warranties and obligations made or undertaken on the part of the undersigned in the Underwriting Agreement.

     9. This Power of Attorney shall be binding upon the undersigned and his successors and assigns.

                                         Very truly yours,

                                         _______________________________________


                                         _______________________________________

                                         By: ___________________________________

                                         Name: _________________________________

                                         Title: ________________________________

Number of Shares of Stock
to be sold pursuant to the
Underwriting Agreement:
___________ Shares

                            ACCEPTANCE BY ATTORNEYS

     John F. Ripley and Arnold Janofsky, named as Attorneys in the foregoing Power of Attorney, hereby acknowledge receipt of the Power of Attorney and agree to act in accordance with such Power of Attorney.

                                         _______________________________________
                                         John F. Ripley

                                         _______________________________________
                                         Arnold Janofsky

Dated: __________, 1997

                           PRECISION AUTO CARE, INC.

                                  COMMON STOCK

                    POWER OF ATTORNEY OF SELLING SHAREHOLDER

                                                            ______________, 1997

John F. Ripley
Arnold Janofsky
Precision Auto Care, Inc.
748 Miller Drive, S.E.
Leesburg, Virginia 20175

Gentlemen:

     Precision Auto Care, Inc., a Virginia corporation (the "Company"), has filed a Registration Statement on Form S-1 with the Securities and Exchange Commission relating to a public offering of up to 2,440,000 shares (the "Firm Shares") of the Company's Common Stock (the "Stock"). Subject to the effectiveness of the Registration Statement, the execution and delivery of an underwriting agreement and the satisfaction of the terms and conditions thereof, the Firm Shares are to be purchased by the several underwriters listed on Schedule A to the Underwriting Agreement (the "Underwriters") represented by A.G. Edwards & Sons, Inc. and Ferris, Baker Watts, Inc. (the "Representatives"), and will be offered to the public by the several Underwriters. Of the total offering, 2,300,000 shares are to be sold for the Company's account and an aggregate of 140,000 shares will be sold for the accounts of certain selling shareholders (the "Selling Shareholders"), including the undersigned as to the number of shares of the Stock set forth at the conclusion of this Power of Attorney. In addition, the Company will have agreed in the final form of the underwriting agreement as it will be executed (the "Underwriting Agreement"), to provide the Underwriters with an option to purchase an aggregate of 366,000 additional shares (the "Option Shares") for the purpose of covering over-allotments. The Firm Shares and the Option Shares are herein collectively called the "Shares."

     Concurrently with the execution and delivery of this Power of Attorney, the undersigned is also executing and delivering a Custody Agreement pursuant to which a Letter of Transmittal and Tendered Interests as more fully described in the Custody Agreement has been deposited with John F. Ripley and Arnold Janofsky as custodians (the "Custodians"), which Tendered Interests, when exchanged for shares of Stock pursuant to the Combination Agreement will represent shares of Stock at least equal in amount to the number of shares of Stock set forth at the conclusion of this Power of Attorney.

     In consideration of the undertakings of the Company with respect to the preparation and filing of the Registration Statement, the completion of the registration of the Shares under the Securities Act of 1933, the execution and delivery of the Underwriting Agreement, the execution and delivery by the other Selling Shareholders of a counterpart of this Power of Attorney, the interest of the Underwriters in this transaction prior to the execution and delivery of the Underwriting Agreement and the rights and obligations of the Underwriters under the Underwriting Agreement after execution and delivery, other good and valuable consideration, and the interests of the Company, the Selling Shareholders and the Underwriters in the matters referred to above, the undersigned hereby executes and delivers this Power of Attorney to the addressees hereof, intending to be legally bound, for the following uses and purposes:

     1. The undersigned hereby constitutes and appoints with full power of substitution, John F. Ripley and Arnold Janofsky, the true and lawful attorneys-in-fact (the "Attorneys") of the undersigned, with full power and authority in the name of and for and on behalf of the undersigned:

          (a) To sell to the Underwriters the number of shares of Stock as designated at the conclusion of this Power of Attorney, at and for a purchase price per share as the Attorneys in their sole discretion shall determine in negotiation with the Underwriters;

          (b) To execute and deliver prior to November 30, 1997, for the purpose of effecting such sale to the Underwriters, the Underwriting Agreement, which agreement contains, among other things, representations and warranties by the Company and the undersigned, substantially in the form of the Underwriting Agreement attached hereto with such changes therein or such other terms and conditions as the Attorneys, in their sole discretion, shall determine;

          (c) To endorse, transfer and deliver certificates for the number of shares of Stock as designated at the conclusion of this Power of Attorney to or on the order of the Underwriters or to their nominee or nominees, pursuant to the Underwriting Agreement;

          (d) To issue such directions to the Custodian as the Attorneys may in their sole discretion determine in order to:

             (i) deliver the Letter of Transmittal to the Company for the purpose of effecting the tender by the undersigned of the Tendered Interests described in the Letter of Transmittal for shares of Stock issuable upon such tender and to receive certificates representing the shares of Stock issuable upon such tender;

             (ii) cause the number of shares of Stock which are to be sold by the undersigned as indicated to be transferred on the books of the Company;

             (iii) to obtain from the Transfer Agent for the Stock, against surrender of certificates representing an equivalent number of shares of Stock, new certificates for shares of such Stock;

             (iv) to deliver to the Underwriters such new certificates, representing shares equivalent to the shares of Stock being sold by the undersigned to the Underwriters for their several accounts, against payment for such shares as provided for in the Underwriting Agreement;

             (v) to execute a receipt for payment and to deliver the same to the Representatives;

             (vi) to remit to the undersigned the proceeds received by you as payment for the shares of Stock so sold by the undersigned;

             (vii) to return to the undersigned certificates representing the number of shares (if any) of Stock (issued upon tender of the Tendered Interests described in the Letter of Transmittal) which are in excess of the number of shares of the Stock being sold by the undersigned to the Underwriters; and

             (viii) such other matters as may be necessary or desirable to effect the intent and purpose of the foregoing.

          (e) To retain legal counsel in connection with any and all matters referred to herein;

          (f) To take any and all steps deemed necessary or desirable in connection with the registration of the Shares under the Securities Act of 1933, as amended and under the "blue sky" laws of any jurisdiction;

          (g) To make, acknowledge, verify and file on behalf of the undersigned all applications, and such other undertakings or reports as may be required by law with state commissioners or officers administering state securities laws;

          (h) If necessary, to endorse (in blank or otherwise) on behalf of the undersigned all applications, and such other undertakings or reports as may be required by law with state commissioners or officers administering state securities laws; and

          (i) To make, execute and deliver any and all such other contracts, directions, receipts, notices, certificates and other documents (including communications to the Securities and Exchange Commission, the Company, the Custodian and the Underwriters and amendments to the Underwriting Agreement), and to take any and all such action which the Attorneys, in their sole discretion, may consider necessary or desirable to effect the intent and purpose of the foregoing as fully as could the undersigned if personally present and acting.

     2. The Attorneys appointed by the undersigned herein shall have full power and authority to make and constitute in their place and stead a substituted attorney-in-fact, and the undersigned hereby ratifies and confirms all that the aforesaid attorneys-in-fact or substitute or substitutes shall do by virtue of these presents. All actions hereunder may be taken by said Attorneys or their substitute or substitutes.

     3. This Power of Attorney and all power and authority conferred hereby shall be irrevocable and shall not be terminable by any act or deed of the undersigned (or by any other person, firm or corporation including the Company, the Selling Shareholders, the Custodian or the Underwriters), or by the death or incapacity of the undersigned, or by operation of law; or, if this instrument is executed on behalf of a trust or other fiduciary estate, it shall not be terminated by any act or event requiring a distribution of the assets of such estate to any person, or by the occurrence of any other event or events; or, if this instrument is executed on behalf of a corporation or partnership, it shall not be terminated by dissolution, winding-up or other event affecting the legal life of such entity. If any such event shall occur, prior to the completion of the transactions contemplated by the Underwriting Agreement and this Power of Attorney, the Attorneys are, nevertheless, authorized and directed to complete all of such transactions as if such event had not occurred.

     4. This Power of Attorney shall automatically terminate as soon as the shares of Stock being sold by the undersigned to the Underwriters have been delivered and paid for as provided in the Underwriting Agreement and all other actions required of the Custodian in the Custody Agreement with regard to such sale have been completed. Notwithstanding the foregoing, this Power of Attorney shall automatically terminate in the event that the Underwriting Agreement shall not have been fully executed and delivered by either Attorney on behalf of the undersigned on or prior to November 30, 1997. No such termination shall affect the authorization or validity of any lawful act done or performed by the Attorneys pursuant hereto prior to the actual receipt of such notice by the Attorneys.

     5. The undersigned hereby represents, warrants and agrees that:

          (a) The undersigned has duly executed and delivered this Power of Attorney and the Custody Agreement, and all authorizations and consents necessary for the execution and delivery thereof by the undersigned and for the execution and delivery of the Underwriting Agreement by the Attorneys on behalf of the undersigned and for the sale and delivery of the shares of Stock to be sold by the undersigned thereunder have been given;

          (b) The undersigned at the time of delivery of the Underwriting Agreement and at the Closing Date described therein will have good and valid title to the shares of Stock to be sold by the undersigned pursuant to the Underwriting Agreement, free and clear of all liens, encumbrances, equities and claims whatsoever, and the undersigned now has and will have full right, power and authority to enter into the Underwriting Agreement and to sell, assign, transfer and deliver such shares thereunder;

          (c) The undersigned has not taken and will not take, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to cause or result in, stabilization or manipulation of the price of the Stock; and

          (d) The execution and delivery of the Underwriting Agreement and the consummation of the transactions therein contemplated will not conflict with or result in a breach of any of the terms, provisions or conditions of any agreement or instrument to which the undersigned is a party or by which the undersigned may be bound.

     6. The undersigned hereby agrees to indemnify and hold harmless the Attorneys from any and all loss, damage or liability which they may sustain as a result of any action taken hereunder except for action that is taken in bad faith. It is understood that the Attorneys assume no responsibility or liability to any person other than to administer the Letter of Transmittal in accordance with the provisions hereof. The Attorneys shall not be liable for any error of judgment or for any act done or omitted or for any mistake of fact or law in the exercise of this Power of Attorney except for bad faith. The undersigned agrees to indemnify the Attorneys for any loss, liability or expense incurred that arises out of or in connection with the actions of the Attorneys under this Power of Attorney, as well as the cost and expenses of defending against any claim of liability in the premises, not due to bad faith. The undersigned agrees that in connection with matters arising hereunder the Attorneys may consult with counsel of their own choice (who may be counsel for the Company) and the Attorneys shall have full and complete authorization and protection for any action taken hereunder in good faith and in accordance with the opinion of such counsel.

     7. The Attorneys shall pay on behalf of the undersigned all transfer taxes, if any, imposed on the sale, transfer and delivery to the Underwriters of the shares of Stock to be sold by the undersigned, and the undersigned will advance to the Attorneys or reimburse them in the full amount of any such taxes.

     8. The undersigned hereby acknowledges and confirms, as if set forth in full herein, the representations, warranties and obligations of the Selling Shareholders set forth in the draft of the Underwriting Agreement dated October 16, 1997, attached hereto. The undersigned further acknowledges that the representations, warranties and obligations made or undertaken by the undersigned herein are in addition to, and not in limitation of, the representations, warranties and obligations made or undertaken on the part of the undersigned in the Underwriting Agreement.

     9. This Power of Attorney shall be binding upon the undersigned and his successors and assigns.

                                         Very truly yours,

                                         _______________________________________


                                         _______________________________________

                                         By: ___________________________________

                                         Name: _________________________________

                                         Title: ________________________________

Number of Shares of Stock
to be sold pursuant to the
Underwriting Agreement:
___________ Shares

                            ACCEPTANCE BY ATTORNEYS

     John F. Ripley and Arnold Janofsky, named as Attorneys in the foregoing Power of Attorney, hereby acknowledge receipt of the Power of Attorney and agree to act in accordance with such Power of Attorney.

                                         _______________________________________
                                         John F. Ripley

                                         _______________________________________
                                         Arnold Janofsky

Dated: __________, 1997